REGISTRATION AND REPORTING UNDER
THE SECURITIES EXCHANGE ACT OF 1934
CURRENT REPORTS ON FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):   April 7, 2004

    Berkshire Income Realty, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-31659	32-0024337
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
One Beacon Street, Boston, Massachusetts		02108
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:    (617) 523-7722

   Not applicable
(Former name or former address, if changed since last report)

Item 12. Results of Operations and Financial Condition

On April 7, 2004, the Registrant issued a press release announcing its financial results for the year ended December 31, 2003. The text of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

This information, including the exhibits attached hereto, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act regardless of any general incorporation language in such filing.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Berkshire Income Realty, Inc.
Date: April 8, 2004	/s/ David C. Quade
Name: David C. Quade
Title: President and Chief Financial Officer